EX-28.h.4.d

EXHIBIT A

TO THE EXPENSE LIMITATION AGREEMENT BETWEEN

NATIONWIDE MUTUAL FUNDS AND

NATIONWIDE FUND ADVISORS

Effective May 1, 2007

Amended November 30, 2020†*

Name of Fund/Class	Expense Limitation for Fund/Class
Nationwide Government Money Market Fund
Investor	0.59%
Service Class‡	0.59%
Class R6	0.59%
Nationwide American Century Small Cap Income Fund†††
Class A	0.99%
Class C	0.99%
Class R6	0.99%
Institutional Service Class	0.99%

Each of the Asset Allocation Funds (Nationwide Investor Destinations Aggressive Fund, Nationwide Investor Destinations Moderately Aggressive Fund, Nationwide Investor Destinations Moderate Fund, Nationwide Investor Destinations Moderately Conservative Fund, Nationwide Investor Destinations Conservative Fund)

Class A	0.25%
Class C	0.25%
Class R	0.25%
Service Class	0.25%
Class R6	0.25%
Institutional Service Class	0.25%
Nationwide S&P 500 Index Fund
Class A	0.21%
Class C	0.21%
Class R	0.21%
Class R6	0.21%
Service Class	0.21%
Institutional Service Class	0.21%
Nationwide Small Cap Index Fund
Class A	0.28%
Class C	0.28%
Class R	0.28%
Class R6	0.28%
Institutional Service Class	0.28%

Nationwide Mid Cap Market Index Fund
Class A	0.30%
Class C	0.30%
Class R	0.30%
Class R6	0.30%
Institutional Service Class	0.30%
Nationwide International Index Fund
Class A	0.34%
Class C	0.34%
Class R	0.34%
Class R6	0.34%
Institutional Service Class	0.34%
Nationwide Bond Index Fund
Class A	0.29%
Class C	0.29%
Class R	0.29%
Class R6	0.29%
Institutional Service Class	0.29%
Nationwide Bond Fund
Class A	0.44%
Class C	0.44%
Class R	0.44%
Class R6	0.44%
Institutional Service Class	0.44%
Nationwide Mellon Dynamic U.S. Core Fund (formerly, Nationwide Dynamic U.S. Growth Fund)†††
Class A	0.50%
Class C	0.50%
Class R	0.50%
Class R6	0.50%
Eagle Class	0.50%
Institutional Service Class	0.50%
Nationwide Small Company Growth Fund
Class A	0.94%
Institutional Service Class	0.94%

Nationwide Global Sustainable Equity Fund
Class A	0.95%
Class C	0.95%
Class R6	0.95%
Institutional Service Class	0.95%
Nationwide Inflation-Protected Securities Fund
Class A	0.30%
Class R6	0.30%
Institutional Service Class	0.30%
Nationwide Core Plus Bond Fund
Class A	0.70%
Class R6	0.70%
Institutional Service Class	0.70%
Nationwide Bailard Cognitive Value Fund
Class A	1.07%
Class C	1.07%
Class M	1.07%
Class R6	1.07%
Institutional Service Class	1.07%
Nationwide Bailard International Equities Fund
Class A	1.10%
Class C	1.10%
Class M	1.10%
Class R6	1.10%
Institutional Service Class	1.10%
Nationwide Bailard Technology & Science Fund
Class A	1.05%
Class C	1.05%
Class M	1.05%
Class R6	1.05%
Institutional Service Class	1.05%
Nationwide Geneva Mid Cap Growth Fund
Class A	0.98%
Class C	0.98%
Class R6	0.98%
Institutional Service Class	0.98%

Nationwide Geneva Small Cap Growth Fund
Class A	1.22%
Class C	1.22%
Class R6	1.22%
Institutional Service Class	1.22%
Nationwide Loomis Core Bond Fund
Class A	0.65%
Class C	0.65%
Class R6	0.65%
Institutional Service Class	0.65%
Nationwide Diamond Hill Large Cap Concentrated Fund†††
Class A	0.60%
Class C	0.60%
Class R6	0.60%
Institutional Service Class	0.60%
Nationwide Loomis Short Term Bond Fund
Class A	0.45%
Class C	0.45%
Class R6	0.45%
Institutional Service Class	0.45%
Nationwide WCM Focused Small Cap Fund
Class A	0.80%
Class C	0.80%
Class R6	0.80%
Institutional Service Class	0.80%
Nationwide NYSE Arca Tech 100 Index Fund (formerly, Nationwide Ziegler NYSE Arca Tech 100 Index Fund)
Class A	0.68%
Class C	0.68%
Class R6	0.68%
Institutional Service Class	0.68%
Nationwide Emerging Markets Debt Fund
Class A	0.90%
Class C	0.90%
Class R6	0.90%
Institutional Service Class	0.90%

Nationwide Amundi Global High Yield Fund
Class A	0.70%
Class C	0.70%
Class R6	0.70%
Institutional Service Class	0.70%
Nationwide Amundi Strategic Income Fund
Class A	0.49%
Class C	0.49%
Class R6	0.49%
Institutional Service Class	0.49%
Nationwide International Small Cap Fund
Class A	0.99%
Class R6	0.99%
Institutional Service Class	0.99%
Nationwide Loomis All Cap Growth Fund
Class A	0.85%
Class R6	0.85%
Eagle Class	0.85%
Institutional Service Class	0.85%
Nationwide AllianzGI International Growth Fund††
Class A	0.72%
Class R6	0.72%
Institutional Service Class	0.72%
Eagle Class	0.72%
Nationwide Mellon Disciplined Value Fund†††
Class A	0.66%
Class K	0.66%
Class R6	0.66%
Institutional Service Class	0.66%
Eagle Class	0.66%

*	As approved by the Board of Trustees at its meeting held on September 14-16, 2020.
†	Effective through February 28, 2021.

††	Effective through June 30, 2022.
†††	Effective through February 28, 2022.
‡

With respect to the Service Class of the Nationwide Government Money Market Fund, effective until at least February 28, 2021, the Fund Operating Expenses shall be limited to 0.75% and shall include the Rule 12b-1 fees and fees paid pursuant to an Administrative Services Plan.

IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE MUTUAL FUNDS

By:	/s/ Lee T. Cummings

Name:	Lee T. Cummings
Title:	SVP

NATIONWIDE FUND ADVISORS

By:	/s/ Lee T. Cummings

Name:	Lee T. Cummings
Title:	SVP